UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2011

Soupman, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-53943	61-1638630
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100
Staten Island, NY 10314
(Address of principal executive offices and zip code)

(212)  768-7687
    (Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Representatives of Soupman, Inc. intend to make presentations on May 10-12, 2011, to investors, analysts and others relating to its business and financial results.  The written material to be used in those presentations is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements And Exhibits

(a)-(c)    Not applicable.

(d)           Exhibits.

Exhibit No.           Description

99.1                        Soupman, Inc. presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2011	SOUPMAN, INC.

By: /s/ Arnold Casale
Name: Arnold Casale Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.           Description

99.1                        Soupman, Inc. presentation materials.